APPENDIX A
                              MISCELLANEOUS TABLES

TABLE 1 - INVESTMENT ADVISORY FEES

                                                             GROSS
                                                       ADVISORY FEE ($)       FEE WAIVED ($)      NET FEE PAID ($)
                                                       ----------------       --------------      ----------------

SCHRODER EMERGING MARKETS FUND INSTITUTIONAL
PORTFOLIO
Year ended October 31, 1997                                     2,548,282               534,861            2,013,421
Year ended October 31, 1996                                     1,166,884                51,560            1,115,324



TABLE 2(A) - ADMINISTRATION FEES

                                                             GROSS
                                                        ADMIN. FEE ($)        FEE WAIVED ($)      NET FEE PAID ($)
                                                        --------------        --------------      ----------------

SCHRODER EMERGING MARKETS FUND INSTITUTIONAL
PORTFOLIO
Year ended October 31, 1997                                       139,234                     0              139,234
Year ended October 31, 1996                                       175,032                12,742              162,290



TABLE 2(B) - SUBADMINISTRATION FEES

                                                             GROSS
                                                       SUBADMIN FEE ($)       FEE WAIVED ($)      NET FEE PAID ($)
                                                       ----------------       --------------      ----------------

SCHRODER EMERGING MARKETS FUND INSTITUTIONAL
PORTFOLIO
Year ended October 31, 1997                                       243,007                     0              243,007
Year ended October 31, 1996                                           N/A                   N/A                  N/A

TABLE 3 - BROKERAGE COMMISSIONS

                                                                             SCHRODER & CO. INC.
                                                         ------------------------------------------------------------
                                      TOTAL BROKERAGE     TOTAL BROKERAGE       PERCENTAGE OF       PERCENTAGE OF
                                      COMMISSIONS ($)     COMMISSIONS ($)        COMMISSIONS         TRANSACTIONS

SCHRODER EMERGING MARKETS FUND
INSTITUTIONAL PORTFOLIO
Year ended October 31, 1997                   1,413,998
Year ended October 31, 1996                     101.087



                                                                             SCHRODER SECURITIES
                                                         ------------------------------------------------------------
                                      TOTAL BROKERAGE     TOTAL BROKERAGE       PERCENTAGE OF       PERCENTAGE OF
                                      COMMISSIONS ($)     COMMISSIONS ($)        COMMISSIONS         TRANSACTIONS

SCHRODER EMERGING MARKETS FUND
INSTITUTIONAL PORTFOLIO
Year ended October 31, 1997                   1,413,998
Year ended October 31, 1996                     101.087

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 1997

                                STOCKS AND WARRANTS - 91.6%

                 SHARES                                                                            VALUE US$
                 ------                                                                            ---------
                                ARGENTINA  - 4.2%
                                COMMON STOCK
                 59,246      Banco de Galicia y Buenos Aires SA de CV ADR
                                    Finance                                                     $      1,436,139
                251,520      CIADEA SA
                                    Capital Equipment                                                    495,791
                165,114      Compania Naviera Perez Companc SA
                                    Multi-Industry                                                     1,030,930
                252,300      IRSA Inversiones y Representaciones SA
                                    Finance                                                              848,237
                259,200      Telecom Argentina Stet - Fran Tel SA
                                    Telecommunications                                                 1,322,713
                489,000      Telefonica de Argentina SA
                                    Telecommunications                                                 1,335,771
                 30,300      Telefonica de Argentina SA ADR
                                    Telecommunications                                                   852,188
                107,900      YPF Sociedad Anonima  ADR
                                    Energy                                                             3,452,800
                                                                                               ------------------
                                                                                                      10,774,569
                                                                                               ------------------

                                BOTSWANA  - 0.5%
                                COMMON STOCK
                195,000        Sechaba Ord
                                    Services                                                           1,395,616
                                                                                               ------------------

                                BRAZIL  - 12.5%
                                COMMON STOCK
              1,850,000        Centrais Eletricas Brasileiras SA - Eletrobras
                                    Energy                                                               780,272
              1,927,000        Companhia Cervejaria Brahma
                                    Services                                                           1,221,744
             37,000,000        Companhia Energetica de Minas Gerais
                                    Services                                                           1,476,644
             16,440,000        Companhia Paulista de Forca e Luz - CPFL
                                    Energy                                                             2,408,217
              3,680,000        Light - Servicos de Electricidade SA
                                    Energy                                                             1,218,322
             30,383,000        Telecomunicacoes Brasileiras SA - Telebras
                                    Telecommunications                                                 2,742,049

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF OCTOBER 31, 1997

                 SHARES                                                                            VALUE US$
                 ------                                                                            ---------
                                BRAZIL  (CONCLUDED)
                                PREFERRED STOCK
                 76,662,800     Banco Brasileiro de Decontos SA
                                    Finance                                                     $      564,298
                 19,000,000     Banco Nacional SA(a)(b)
                                    Finance                                                                  0
                  6,551,000     Centrais Eletricas Brasileiras SA - Eletrobras
                                    Energy                                                           2,852,137
                     65,300     Companhia Vale Rio Doce
                                    Finance                                                          1,279,346
                  1,180,250     IKPC - Industrias Klabin de Papel e Celulose SA
                                    Services                                                           909,945
                  1,915,000     Itausa Investimentos Itau SA
                                    Multi-Industry                                                   1,302,721
                  1,558,055     Multibras Eletrodomesticos SA
                                    Capital Equipment                                                  847,921
                 23,190,000     Petrol Brasileiro - Petrobras
                                    Energy                                                           4,606,450
                     23,700     Telecomunicacoes Brasileiras SA Telebras ADR
                                    Telecommunications                                               2,405,550
                 10,418,070     Telecomunicacoes de Sao Paulo SA - TELESP
                                    Telecommunications                                               2,778,152
                  2,464,858     Telecomunicacoes do Parana SA-Telepar
                                    Telecommunications                                               1,296,707
                  8,389,194     Telecomunicacoes do Rio de Janeiro SA-Telerj
                                    Capital Equipment                                                  806,581
                 24,900,000     Unibanco-Uniao Bco(b)
                                    Finance                                                          1,987,483
                    115,530     Usinas Siderurgicas de Minas Gerais SA
                                    Capital Equipment                                                  864,510
                     47,200     Vale Rio Doce B shares(a)(b)
                                    Materials                                                                0
                                RIGHTS
                    325,282     Telecomunicacoes Do Rio De Janeiro(a)
                                    Capital Equipment                                                    4,426
                    120,223     Telecomunicacoes do Parana SA-Telepar - Rights(a)
                                    Telecommunications                                                       0
                    482,097     Telesp Tel Sao(a)
                                    Telecommunications                                                     437
                                                                                             ------------------
                                                                                                    32,353,912
                                                                                             ------------------

                                CHILE - 4.4%
                                COMMON STOCK
                     23,500     Administradora de Fondos de Pensiones Provida SA ADR
                                    Materials                                                          393,625

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF OCTOBER 31, 1997

                 SHARES                                                                                VALUE US$
                 ------                                                                                ---------
                                CHILE  (CONCLUDED)
                120,000         Banco Santander Chile ADR
                                    Finance                                                         $  1,560,000
                 41,400         Chilectra SA
                                    Energy                                                             1,118,387
                 61,841         Chilgener SA
                                    Energy                                                             1,685,167
                 27,700         Compania Cervecerias Unidas SA
                                    Services                                                             675,188
                107,925         Compania de Telecomunicacion de Chile SA ADR
                                    Telecommunications                                                 2,994,918
                 63,300         Maderas y Sinteticos Sociedad Anonima SA ADR
                                    Multi-Industry                                                       775,425
                 26,800         Quimica y Minera Chile SA ADR
                                    Materials                                                          1,390,253
                 38,900         Santa Isabel SA ADR
                                    Services                                                             719,650
                                                                                               ------------------
                                                                                                      11,312,613
                                                                                               ------------------

                                CHINA, PEOPLES REPUBLIC OF - 1.8%
                                COMMON STOCK
              3,750,000         Beijing Datang Power Gen H(a)
                                    Energy                                                             1,892,101
                 56,000         Huaneng Power International Inc. ADR(a)
                                    Energy                                                             1,232,000
              2,434,000         Qingling Motors Co.
                                    Services                                                           1,590,232
                                                                                               ------------------
                                                                                                       4,714,333
                                                                                               ------------------

                                CROATIA - 0.3%
                                COMMON STOCK
                 60,060         Pliva DD GDR
                                    Consumer Goods                                                       873,870
                                                                                               ------------------

                                CZECH REPUBLIC - 0.8%
                                COMMON STOCK
                 13,630         SPT Telekom AS(a)
                                    Energy                                                             1,569,754
                  2,430         Tabak AS
                                    Consumer Goods                                                       612,601
                                                                                               ------------------
                                                                                                       2,182,355
                                                                                               ------------------


- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF OCTOBER 31, 1997

                      SHARES                                                                           VALUE US$
                      ------                                                                           ---------
                                EGYPT - 1.0%
                                COMMON STOCK
                      122,000   Commercial International Bank GDR
                                    Finance                                                   $        2,653,500
                                                                                               ------------------

                                GREECE - 1.1%
                                COMMON STOCK
                        58,930  Hellenic Bottling Co. SA
                                    Consumer Goods                                                     2,437,226
                         6,440  Titan Cement Co. SA
                                    Materials                                                            315,116
                                                                                               ------------------
                                                                                                       2,752,342
                                                                                               ------------------

                                HONG KONG - 3.6%
                                COMMON STOCK
                      676,000   Anhui Expressway Co. Ltd.
                                    Capital Equipment                                                    118,068
                      518,000   Cheung Kong Infrastructure Holdings
                                    Capital Equipment                                                  1,340,319
                    1,748,000   China Resources Beijing Land
                                    Finance                                                              712,361
                      409,000   China Resources Enterprise Ltd.
                                    Finance                                                            1,121,780
                      391,000   Citic Pacific Ltd.
                                    Multi-Industry                                                     1,871,661
                      772,000   Cosco Pacific Ltd.
                                    Services                                                             898,894
                      864,000   Guangnan Holdings
                                    Services                                                             793,635
                      685,000   New World Infrastructure(a)
                                    Finance                                                            1,355,909
                      164,000   Shanghai Industrial Holdings
                                    Multi-Industry                                                       729,880
                    2,105,000   Tingyi (Cayamn Islands) Holding Co.
                                    Consumer Goods                                                       354,034
                                Warrants
                      121,428   Guangnan Holdings(a)
                                    Services                                                              18,852
                                                                                               ------------------
                                                                                                       9,315,393
                                                                                               ------------------

                                HUNGARY - 2.3%
                                COMMON STOCK
                        10,600  OTP Bank GDR(a)
                                    Finance                                                              328,600

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF OCTOBER 31, 1997

                 SHARES                                                                            VALUE US$
                 ------                                                                            ---------
                                HUNGARY  (CONCLUDED)
                       40,460   BorsodChem RT
                                    Materials                                                   $      1,426,215
                       18,200   Gedeon Richter RT
                                    Consumer Goods                                                     1,692,600
                       53,230   MOL Magyar Olaj GDR
                                    Energy                                                             1,155,091
                       25,599   Pannonplast RT
                                    Materials                                                          1,408,686
                                                                                               ------------------
                                                                                                       6,011,192
                                                                                               ------------------

                                INDIA - 9.8%
                                COMMON STOCK
                      166,000   BSES Ltd.
                                    Energy                                                               829,658
                       90,000   Bajaj Auto Ltd.
                                    Capital Equipment                                                  1,426,908
                      283,000   Bharat Heavy Electricals Ltd.
                                    Capital Equipment                                                  2,916,383
                      275,000   Bharat Petroleum
                                    Energy                                                             3,297,127
                       98,700   Hindustan Petroleum Corp. Ltd.
                                    Energy                                                             1,297,092
                      114,000   ITC Ltd.
                                    Consumer Goods                                                     1,763,372
                       68,000   Indian Hotels Co. Ltd.
                                    Services                                                           1,100,454
                      523,000   Mahanagar Telephone Nigam Ltd.
                                    Telecommunications                                                 3,646,546
                       85,000   Mahindra & Mahindra Ltd.
                                    Capital Equipment                                                    850,117
                       48,000   Ranbaxy Laboratories Ltd.
                                    Consumer Goods                                                       935,647
                      630,000   Reliance Industries Ltd.
                                    Materials                                                          3,140,038
                      322,000   State Bank of India
                                    Finance                                                            2,323,464
                        3,200   Steel Authority of India Ltd.
                                    Materials                                                              1,311
                      125,000   Tata Engineering and Locomotive Co.
                                    Capital Equipment                                                  1,096,177
                       30,300   Videsh Sanchar Nigam Ltd.
                                    Telecommunications                                                   708,236
                                                                                               ------------------
                                                                                                      25,332,530
                                                                                               ------------------

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF OCTOBER 31, 1997

                      SHARES                                                              VALUE US$
                      ------                                                               --------
                                INDONESIA - 2.8%
                                COMMON STOCK
                      276,480   Astra
                                    Capital Equipment                                 $      205,155
                      164,500   Daya Guna Samudera
                                    Consumer Goods                                            212,185
                       15,500   Gulf Indonesia Resources Ltd.(a)
                                    Energy                                                    325,500
                    1,110,200   London Sumatra Indonesia
                                    Energy                                                  1,193,349
                      376,000   PT Gudang Garam
                                    Capital Equipment                                       1,063,854
                      519,200   PT Indofoods Sukses Makmur
                                    Consumer Goods                                            518,479
                      255,500   PT Indostat ADR
                                    Telecommunications                                        575,851
                      816,500   PT Jaya Real Property
                                    Finance                                                   141,557
                    2,923,000   PT Telekomunikasi Indonesia
                                    Telecommunications                                      2,716,238
                       31,500   PT Unilever Indonesia
                                    Services                                                  244,660
                                WARRANTS
                      253,682   PT Bank International Indonesia(a)
                                    Finance                                                    14,355
                                                                                     ------------------
                                                                                             7,211,183
                                                                                     ------------------

                                ISRAEL - 2.6%
                                COMMON STOCK
                      579,900   Bank Leumi Le-Israel
                                    Finance                                                    888,824
                       88,900   Blue Square-Israel Ltd.(a)
                                    Services                                                 1,033,463
                       88,290   Osem Investment Ltd.
                                    Consumer Goods                                             471,384
                      403,800   Supersol Ltd.
                                    Services                                                 1,157,891
                       65,000   Tadiran Telecommunications Ltd.
                                    Telecommunications                                       1,470,626
                       36,950   Teva Pharmaceutical Industries Ltd. ADR
                                    Consumer Goods                                           1,727,413
                                WARRANTS
                      107,500   Bank Leumi 3(a)
                                    Finance                                                      6,749

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF OCTOBER 31, 1997

                       SHARES                                                                     VALUE US$
                       ------                                                                     ---------
                                ISRAEL  (CONCLUDED)
                      107,500   Bank Leumi 4(a)
                                    Finance                                                     $         16,872
                                                                                               ------------------
                                                                                                       6,773,222
                                                                                               ------------------

                                KOREA, REPUBLIC OF - 4.2%
                                COMMON STOCK
                       72,000   Daewoo Securities(a)
                                    Finance                                                              888,060
                        6,795   Kookmin Bank GDR
                                    Finance                                                               54,935
                       77,010   Korea Electric Power Corp.
                                    Energy                                                             1,093,530
                      168,000   L.G. Electronics
                                    Capital Equipment                                                  2,263,684
                       10,173   L.G. Information and Communication Ltd.
                                    Capital Equipment                                                    582,038
                       17,000   L.G. Semiconductor Co.(a)
                                    Capital Equipment                                                    280,162
                       28,000   Pohang Iron & Steel Co. Ltd.
                                    Materials                                                          1,230,683
                        2,239   SK Telecom Co. Ltd.(b)
                                    Telecommunications                                                   755,535
                       25,044   Samsung Electronics Co.
                                    Capital Equipment                                                    986,256
                       42,000   Shinhan Bank
                                    Finance                                                              322,140
                       57,750   Ssangyong Oil Refining Co. Ltd.
                                    Energy                                                               784,127
                      118,000   Yukong Ltd.
                                    Energy                                                             1,589,968
                                                                                               ------------------
                                                                                                      10,831,118
                                                                                               ------------------

                                MAURITIUS - 0.5%
                                COMMON STOCK
                   2,250,000    State Bank of Mauritius Ltd.
                                    Finance                                                            1,309,768
                                                                                               ------------------

                                MEXICO - 12.3%
                                COMMON STOCK
                       40,200   Bufete Industrial SA ADR(a)
                                    Capital Equipment                                                    592,950
                      781,720   Cemex SA de CV(a)
                                    Materials                                                          3,063,749

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF OCTOBER 31, 1997

                     SHARES                                                                            VALUE US$
                     ------                                                                            ----------
                                MEXICO  (CONCLUDED)
                     110,048    Cifra SA - Ser A
                                    Services                                                       $        198,660
                   1,963,000    Cifra SA de CV
                                    Services                                                              3,450,404
                     586,000    Consorcio ARA SA(a)
                                    Capital Equipment                                                     2,167,922
                     246,000    Desc SA de CV
                                    Multi-Industry                                                        2,132,779
                     623,000    Fomento Economico Mexicano SA de CV
                                    Services                                                              4,372,838
                     286,400    Grupo Carso SA de CV
                                    Multi-Industry                                                        1,819,761
                   2,050,000    Grupo Financiero Bancomer(a)
                                    Services                                                                988,480
                     191,800    Hylsamex SA
                                    Capital Equipment                                                     1,234,628
                     381,000    Industrias Penoles
                                    Materials                                                             1,502,282
                     332,500    Kimberly-Clark de Mexico SA de CV
                                    Services                                                              1,425,565
                     263,300    Sanluis Corporacion SA de CV
                                    Multi-Industry                                                        2,004,457
                     111,900    Telefonos de Mexico SA ADR
                                    Telecommunications                                                    4,839,675
                     102,600    Tubos de Acero de Mexico SA ADR(a)
                                    Materials                                                             2,071,239
                                                                                                  ------------------
                                                                                                         31,865,389
                                                                                                  ------------------

                                PAKISTAN - 0.7%
                                COMMON STOCK
                      41,000    Hub Power Co. Ltd.(a)(b)
                                    Multi-Industry                                                        1,311,180
                       6,000    Pakistan Telecommunications Corp.(a)
                                    Services                                                                488,812
                                                                                                  ------------------
                                                                                                          1,799,992
                                                                                                  ------------------

                                PERU - 0.3%
                                COMMON STOCK
                      40,500    CPT Telefonica del Peru SA ADR
                                    Telecommunications                                                      799,875
                                                                                                  ------------------

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF OCTOBER 31, 1997

                 SHARES                                                                            VALUE US$
                 ------                                                                            ---------
                                PHILIPPINES - 2.9%
                                COMMON STOCK
                   3,735,843    Ayala Land Inc.
                                    Finance                                                     $      1,452,094
                   9,880,000    Belle Corp.(a)
                                    Materials                                                            893,739
                   3,727,000    Digital Telecommunications Phils., Inc.(a)
                                    Telecommunications                                                   181,213
                     443,280    Manila Electric Co. "B" Shares
                                    Energy                                                             1,353,335
                     128,540    Philippine Long Distance Telephone Co.
                                    Telecommunications                                                 3,179,435
                   1,840,000    SM Prime Holdings
                                    Finance                                                              322,488
                      18,000    Universal Robina Corp.
                                    Consumer Goods                                                         2,290
                                WARRANTS
                   1,529,000    Belle Corp.(a)(b)
                                    Materials                                                                281
                                                                                               ------------------
                                                                                                       7,384,875
                                                                                               ------------------

                                POLAND - 2.2%
                                COMMON STOCK
                      33,080    Bank Rozwoju Eksportu SA
                                    Finance                                                              598,003
                     208,330    Bydgoska Fabryka Kabli SA(a)
                                    Capital Equipment                                                  1,703,705
                      59,410    Gorazdze
                                    Materials                                                          1,679,164
                      48,850    Krosno SA(a)
                                    Materials                                                            483,593
                      14,000    Wedel SA
                                    Consumer Goods                                                       674,892
                      34,004    Zaklandy Metali Lekkich Kety(a)
                                    Materials                                                            459,566
                                                                                               ------------------
                                                                                                       5,598,923
                                                                                               ------------------

                                PORTUGAL - 3.6%
                                COMMON STOCK
                      28,750    Banco Espirito Santo e Comercial de Lisboa
                                    Finance                                                              834,329
                      38,894    Estabelecimentos Jeronimo Martins & Filho
                                    Retail                                                             2,545,128
                      32,640    Portugal Telecom
                                    Energy                                                             1,340,032

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF OCTOBER 31, 1997

                    SHARES                                                                         VALUE US$
                    ------                                                                         ---------
                                PORTUGAL  (CONCLUDED)
                    135,100     Semapa - Sociedade de Investimento e Gestao SGPS SA
                                    Materials                                                   $      3,121,117
                     17,000     Telecel-Comunicacaoes Pessoais SA(a)
                                    Energy                                                             1,538,066
                                                                                               ------------------
                                                                                                       9,378,672
                                                                                               ------------------

                                RUSSIA - 0.7%
                                COMMON STOCK
                     36,000     Gazprom ADR
                                    Energy                                                               805,500
                     11,300     Lukoil Holding
                                    Energy                                                               987,301
                                                                                               ------------------
                                                                                                       1,792,801
                                                                                               ------------------

                                SLOVAK REPUBLIC - 0.1%
                                COMMON STOCK
                      9,076     Nafta Gbely AS
                                    Services                                                             354,362
                                                                                               ------------------

                                SOUTH AFRICA - 7.2%
                                COMMON STOCK
                    215,800     Amalgamated Banks of South Africa
                                    Finance                                                            1,277,989
                     57,800     Anglo American Corp. of South Africa Ltd.
                                    Materials                                                          2,498,161
                    220,854     Barlow Ltd.
                                    Multi-Industry                                                     2,225,750
                    325,000     Billiton plc(a)
                                    Materials                                                            952,208
                    219,400     Dimension Data Holdings Ltd.(a)
                                    Capital Equipment                                                    911,793
                     85,000     Dorbyl Ltd.
                                    Capital Equipment                                                    868,987
                    101,776     Ellerine Holdings Ltd.
                                    Services                                                             771,912
                    140,100     Fedsure Holdings Ltd.
                                    Finance                                                            1,513,808
                    128,649     Foodcorp Ltd.
                                    Services                                                             735,137
                    596,000     Malbak Ltd.
                                    Multi-Industry                                                       696,004
                    369,000     Nampak Ltd.
                                    Services                                                           1,150,130


- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF OCTOBER 31, 1997

                      SHARES                                                                       VALUE US$
                      ------                                                                       ---------
                                SOUTH AFRICA  (CONCLUDED)
                          186   New Clicks Holdings Ltd.
                                    Services                                                    $            243
                      184,000   Sasol Ltd.
                                    Energy                                                             2,217,558
                       78,368   South African Breweries Ltd.
                                    Services                                                           2,077,871
                      105,114   South African Druggists Ltd.
                                    Consumer Goods                                                       658,532
                                                                                               ------------------
                                                                                                      18,556,083
                                                                                               ------------------

                                TAIWAN - 4.1%
                                COMMON STOCK
                      100,000   Acer Inc. GDR(a)
                                    Capital Equipment                                                    649,000
                       79,559   Asia Cement Corp. GDR
                                    Capital Equipment                                                    873,159
                       43,000   Asustek Computer, Inc.(a)
                                    Multi-Industry                                                       497,080
                      138,600   China Steel Corp. GDR
                                    Materials                                                          2,033,955
                       50,397   Evergreen Marine Corp.
                                    Capital Equipment                                                    519,089
                      116,500   ROC Taiwan Fund
                                    Finance                                                            1,027,734
                      104,200   Siliconware Precision Industries Co.(a)
                                    Capital Equipment                                                  1,002,925
                       10,000   Taiwan Fund Inc.
                                    Finance                                                              189,743
                       99,000   Taiwan Semiconductor Manufacturing Co.(a)
                                    Capital Equipment                                                  1,961,435
                      139,345   Teco Electric & Mach GDR(a)
                                    Capital Equipment                                                  1,833,301
                                                                                               ------------------
                                                                                                      10,587,421
                                                                                               ------------------

                                THAILAND - 0.9%
                                COMMON STOCK
                      256,000   Electricity Generating Public Co. Ltd.
                                    Energy                                                               418,087
                      173,789   Land & House Public Co. Ltd.
                                    Finance                                                              148,267
                      108,000   PTT Exploration and Production Public Co. Ltd.
                                    Materials                                                          1,079,345
                      699,000   TelecomAsia Corp. Public Co. Ltd.(a)
                                    Telecommunications                                                   302,430

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
AS OF OCTOBER 31, 1997

                   SHARES                                                                            VALUE US$
                   ------                                                                            ---------
                                THAILAND  (CONCLUDED)
                   258,000      Total Access Communication Public Co. Ltd.
                                    Telecommunications                                          $        492,780
                                                                                               ------------------
                                                                                                       2,440,909
                                                                                               ------------------

                                TURKEY - 2.6%
                                COMMON STOCK
                 4,946,640      Migros Turk
                                    Services                                                           5,189,250
                 5,223,720      Netas Telekomunik(a)
                                    Energy                                                             1,565,690
                                                                                               ------------------
                                                                                                       6,754,940
                                                                                               ------------------

                                VENEZUELA - 1.5%
                                COMMON STOCK
                 2,918,823      Electricidad De Caracas
                                    Energy                                                             3,833,162
                                                                                               ------------------

                                ZIMBABWE - 0.1%
                                COMMON STOCK
                   153,000      Meikles Africa Ltd.
                                    Materials                                                            306,000
                                                                                               ------------------

                  PAR
                  ---
                                CORPORATE BONDS - 0.2%
                   428,000      Delta Electronic, 0.05%, 3/6/04
                                    Capital Equipment                                                    470,800
                                                                                               ------------------

                                REPURCHASE AGREEMENTS - 4.2%
                11,000,000      Chase Securities, Inc., 5.55%, 11/3/97, to be
                                    repurchased at $11,005,087.  Collateralized by
                                    $10,355,000 U.S. Treasury Notes, 6.88%, 5/15/06.                  11,000,000
                                                                                               ------------------

                                    Total Investments - 96.0% (cost $249,810,879)                    248,721,720

                                    Other Assets Less Liabilities - 4.0%                              10,354,172
                                                                                               ------------------

                                    Total Net Assets - 100%                                        $ 259,075,892
                                                                                               ==================

- ------------------------------------

(a)   Non-income producing security.
(b) Valued pursuant to methodology approved by the Board of Trustees. ADR - American Depository Receipts
GDR - Global Depository Receipts


    The accompanying notes are an integral part of the financial statements.

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997

ASSETS:
      Investments (Note 2)
         Investments at cost                                                                                 $ 249,810,879
         Net unrealized appreciation (depreciation)                                                             (1,089,159)
                                                                                                       --------------------
                               Total Investments at value                                                      248,721,720

      Cash                                                                                                       7,802,685
      Receivable for investments sold                                                                            4,428,593
      Receivable for dividends, tax reclaims and interest                                                          294,672
      Organization costs, net of amortization (Note 2)                                                               7,420
                                                                                                       --------------------

                               Total Assets                                                                    261,255,090
                                                                                                       --------------------

LIABILITIES:
      Payable for investments purchased                                                                          1,551,192
      Payable to investment adviser (Note 3)                                                                       147,396
      Payable to administrator (Note 3)                                                                             12,476
      Payable to subadministrator (Note 3)                                                                          24,951
      Accrued foreign taxes payable (Note 5)                                                                       303,077
      Accrued expenses and other liabilities                                                                       140,106
                                                                                                       --------------------

                               Total Liabilities                                                                 2,179,198
                                                                                                       --------------------

                               Net Assets                                                                    $ 259,075,892
                                                                                                       ====================

COMPONENTS OF NET ASSETS:
      Investors' capital                                                                                     $ 260,212,052
      Net unrealized appreciation (depreciation) on investments                                                 (1,136,160)
                                                                                                       --------------------

                               Net Assets                                                                    $ 259,075,892
                                                                                                       ====================


    The accompanying notes are an integral part of the financial statements.

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
                                                                                                            FOR THE
                                                                                                          YEAR ENDED
                                                                                                       OCTOBER 31, 1997
                                                                                                      --------------------
INVESTMENT INCOME:
     Dividend income (net of foreign withholding taxes of $301,502)                                           $ 4,379,899
     Interest income                                                                                              510,880
                                                                                                      --------------------
                              Total Investment Income                                                           4,890,779
                                                                                                      --------------------

EXPENSES:
     Investment advisory ( Note 3)                                                                              2,548,282
     Administration (Note 3)                                                                                      139,234
     Subadministration (Note 3)                                                                                   243,008
     Transfer agency (Note 3)                                                                                      12,038
     Custody                                                                                                      520,856
     Accounting (Note 3)                                                                                           73,000
     Audit                                                                                                         47,144
     Legal                                                                                                         12,893
     Trustees                                                                                                       9,216
     Amortization of organization costs (Note 2)                                                                    2,474
     Miscellaneous                                                                                                 46,982
                                                                                                      --------------------
                              Total Expenses                                                                    3,655,127
     Fees waived (Note 6)                                                                                        (534,861)
                                                                                                      --------------------
                              Net Expenses                                                                      3,120,266
                                                                                                      --------------------

NET INVESTMENT INCOME (LOSS)                                                                                    1,770,513
                                                                                                      --------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
     TRANSACTIONS:
     Net realized gain (loss) on investments sold (A)                                                          (9,939,119)
     Net realized gain (loss) on foreign currency transactions                                                   (324,841)
                                                                                                      --------------------
                              Net realized gain (loss) on investments and foreign currency
                                     transactions                                                             (10,263,960)
                                                                                                      --------------------
     Net change in unrealized appreciation (depreciation) on investments (B)                                   (2,807,672)
     Net change in unrealized appreciation (depreciation) on foreign currency
        transactions                 transactions                                                                  (2,842)
                                                                                                      --------------------
                              Net change in unrealized appreciation (depreciation) on
                                   investments and foreign currency transactions                               (2,810,514)
                                                                                                      --------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
     TRANSACTIONS                                                                                             (13,074,474)
                                                                                                      --------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                             $ (11,303,961)
                                                                                                      ====================
- ------------------------------

(A) Net of Indian capital gain tax of $430,959. (B) Net of deferred Indian capital gain tax of $210,969.


    The accompanying notes are an integral part of the financial statements.

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                        For the Year Ended October 31,
                                                                                --------------------------------------------
                                                                                       1997                    1996
                                                                                --------------------    --------------------

NET ASSETS, BEGINNING OF PERIOD                                                       $ 167,549,528                     $ -
                                                                                --------------------    --------------------

OPERATIONS:
    Net investment income (loss)                                                          1,770,513                 605,321
    Net realized gain (loss) on investments                                             (10,263,960)             (6,759,042)
    Net change in unrealized appreciation (depreciation) on investments                  (2,810,514)              1,674,354
                                                                                --------------------    --------------------
    Net increase (decrease) in net assets resulting from operations                     (11,303,961)             (4,479,367)
                                                                                --------------------    --------------------


TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST (A):
    Contributions                                                                       129,110,600             173,679,036
    Withdrawals                                                                         (26,280,275)             (1,650,141)
                                                                                --------------------    --------------------
    Net increase (decrease) in net assets from
      transactions from investors' beneficial interest                                  102,830,325             172,028,895
                                                                                --------------------    --------------------

    Net increase (decrease) in net assets                                                91,526,364             167,549,528
                                                                                --------------------    --------------------

NET ASSETS, END OF PERIOD                                                             $ 259,075,892           $ 167,549,528
                                                                                ====================    ====================

(A)   Includes purchase and redemption fees (Note 7).





    The accompanying notes are an integral part of the financial statements.

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Portfolio performance for the following periods:

                                                                                      For the Year Ended October 31,
                                                                                  ---------------------------------------
                                                                                       1997              1996
- -------------------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
      Expenses including reimbursement/waiver of fees                                 1.22%             1.45%
      Expenses excluding reimbursement/waiver of fees                                 1.43%             1.51%
      Net investment income including reimbursement/waiver of fees                    0.69%             0.52%

Average Commission Rate Per Share (a)                                                $0.0020           $0.0008
Portfolio Turnover Rate                                                              43.13%           102.70%

- ---------------------------------------------------

(a) Amount represents the average commission per share paid by the Portfolio to brokers on the purchase and sale of equity securities on which commissions are charged.






    The accompanying notes are an integral part of the financial statements.

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1.  ORGANIZATION

Schroder Capital Funds ("Schroder Core") was organized as a Delaware business trust by on September 7, 1995. Schroder Core, which is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "Act"), currently has six investment portfolios. Included in this report is Schroder Emerging Markets Fund Institutional Portfolio (the "Portfolio"), a non-diversified portfolio that commenced operations on November 1, 1995. Under its Trust Instrument, Schroder Core is authorized to issue an unlimited number of interests without par value. Interests in the Portfolio are sold in private placement transactions without any sales charges to qualified investors, including open-end, management investment companies. Purchases and redemptions are subject to a subscription transactions charge of 0.50% payable to the Portfolio to reimburse transaction costs incurred with respect to the Portfolio's purchase or sale of portfolio investments.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Portfolio:

SECURITY VALUATION - Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the last sale price on the preceding trading day or at closing mid-market prices. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by Schroder Core's Board of Trustees. Fair valued securities represented approximately 1.63% of total investments at October 31, 1997.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend date. Dividend income is recorded net of withholding tax. Interest income, including amortization of discount or premium, is recorded as earned. Identified cost of investments sold is used to determine realized gain and loss for both financial statement and federal income tax purposes. Foreign dividend and interest income amounts and realized capital gain and loss are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and
(ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Portfolio may enter into forward contracts to purchase or sell foreign currencies to protect against the effect on the U.S. dollar value of the underlying portfolio of possible adverse movements in foreign exchange rates. Risks associated with such contracts include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such contracts are recorded daily as unrealized gain or loss; realized gain or loss include net gain or loss on contracts that have terminated by settlement or by the Portfolio entering into offsetting commitments.

REPURCHASE AGREEMENTS - The Portfolio may invest in repurchase agreements. The Portfolio, through its custodian, receives delivery of the underlying collateral, whose market value must always equal or exceed the repurchase price. The investment adviser is responsible for determining the value of the underlying collateral at all times. In the event of default, the Portfolio may have difficulties with the disposition of any securities held as collateral.

EXPENSE ALLOCATION - Schroder Core accounts separately for the assets and liabilities and operation of each Portfolio. Expenses that are directly attributable to more than one Portfolio are allocated among the respective Portfolios.

ORGANIZATIONAL COSTS - Costs incurred by the Portfolio in connection with this organization and initial registration are being amortized on a straight line basis over a five-year period.

NOTE 3.  INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER - Schroder Capital Management International Inc. ("SCMI"), is the investment adviser. Pursuant to an Investment Advisory Agreement, SCMI is entitled to receive an annual fee, payable monthly, of 1.00% of the average daily net assets of the Portfolio. SCMI voluntarily has undertaken to waive a portion of its fees in order to limit fees paid for the Portfolio's investment advisory services to 0.85% of its average daily net assets. This fee waiver cannot be withdrawn except by a majority vote of the Trustees of the Trust who are not affiliated persons (as defined in the Act) of the Trust. Prior to February 1, 1997, the total advisory fees paid by the Portfolio to SCMI represented an annual effective rate of 1.00% of the Portfolio's average daily net assets.

ADMINISTRATOR AND SUBADMINISTRATOR - Effective February 1, 1997, the administrator of the Portfolio is Schroder Fund Advisors Inc. ("Schroder Advisors"). In addition, the Portfolio has entered into a Subadministration Agreement with Forum Administrative Services, LLC ("Forum"). For its services, Schroder Advisors and Forum are entitled to receive compensation at annual rates, payable monthly, of 0.05% and 0.10%, respectively of the average daily net assets of the Portfolio. Prior to February 1, 1997, Schroder Advisors was entitled to compensation at an annual rate of 0.15% of the average daily net assets and obligated to make subadministration payment to Forum Financial Services, Inc.(R) ("FFSI").

TRANSFER AGENT - Forum Financial Corp.(R) ("FFC") serves as the Portfolio's transfer agent and is entitled to receive compensation for those services from Schroder Core with respect to the Portfolio in the amount of $12,000 per year plus certain other fees and expenses.

OTHER SERVICE PROVIDERS - FFC also performs portfolio accounting for the Portfolio and is entitled to receive compensation for those services in the amount of $60,000 per year, plus certain amounts based upon the number and types of portfolio transactions.

NOTE 4.  PURCHASES AND SALES OF SECURITIES

The cost of  securities  purchased  and the  proceeds  from sales of  securities
(excluding  short-term   investments)  for  the  year  ended  October  31,  1997
aggregated $191,338,159 and $103,179,104, respectively.

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

For federal income tax purposes, the tax basis of investment securities owned as of October 31, 1997 was $250,930,132 and the net unrealized depreciation of investment securities was $2,208,412. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $37,582,316, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $39,790,728.

NOTE 5.  FEDERAL TAXES

The Portfolio is not required to pay federal income taxes on its net investment income and net capital gain as it is treated as a partnership for federal income tax purposes. All interest, dividends, gain and loss of the Portfolio are deemed to have been "passed through" to the partners in proportion to their holdings of the Portfolio regardless of whether such interest, dividends or gain have been distributed by the Portfolio.

Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates. Indian tax regulations require that taxes be paid on capital gains realized by the Portfolio. At October 31, 1997, the Portfolio decreased net unrealized appreciation on investments by the estimated tax liability attributable to Indian investments of $210,969 and decreased net realized gains on investments by $430,959 for taxes incurred on gains realized from Indian investments.

NOTE 6.  WAIVER OF FEES

Effective May 5, 1997, SCMI voluntarily waived a portion of its advisory fee so that the Portfolio's total expenses would not exceed 1.18% of the Portfolio's average daily net assets. Prior to May 5, 1997, the expense ratio cap ranged between 1.30% and 1.45% of total expenses of the Portfolio's average daily net assets. Schroder Advisors, Forum and FFC may waive voluntarily all or a portion of their fees from time to time. For the year ended October 31, 1997, SCMI waived fees of $534,861 and for the year ended October 31, 1996, SCMI and Schroder Advisors waived fees of $51,560 and $12,743, respectively.

NOTE 7.  PURCHASE AND REDEMPTION FEE

Purchases and redemptions of interest in the Portfolio are subject to a charge of 0.50% of the net asset value of the interests purchased or redeemed. This charge is designed to cover the transaction costs incurred by the Portfolio (either directly or indirectly) as a result of a purchases or redemptions of interests in the Portfolio, including brokerage commissions in acquiring or selling portfolio securities; currency transactions costs; interest recordkeeper costs; and to protect the interests of other interestholders. These charges, which are not sales charges, are paid to the Portfolio, not SCMI, Forum or any other entity. The purchase and redemption fees for the year ended October 31, 1997 were $644,942 and $131,930, respectively. The purchase and redemption fees are included in the Statement of Changes in Net Assets contributions and withdrawal amounts, respectively, and are included in the Investors' Capital in the Statement of Assets and Liabilities.

NOTE 8.  CONCENTRATION OF RISK

The Portfolio's investments in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic events in these markets may have disruptive effects on the market prices of the Portfolio's investments.

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Schroder Capital Funds and Investors of Schroder Emerging Markets Fund Institutional Portfolio:

     We have audited the accompanying statement of assets and liabilities of the Schroder Emerging Markets Fund Institutional Portfolio (a separate portfolio of Schroder Capital Funds), including the schedule of investments, as of October 31, 1997, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Schroder Emerging Markets Fund Institutional Portfolio as of October 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.




                                                 COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
December 19, 1997

--------------------------------------------------------------------------------
Schroder Emerging Markets Fund Institutional Portfolio (Portfolio)
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF APRIL 30, 1998 (UNAUDITED)

                           STOCKS AND WARRANTS - 97.5%

             SHARES                                                                                            VALUE US$
             ------                                                                                            ---------
                           ARGENTINA  - 4.2%
                           COMMON STOCK
              360,000      Astra Cia Argentina De Petrolo SA
                               ENERGY                                                                          $ 648,065
               33,957      Banco de Galicia y Buenos Aires SA de CV ADR
                               FINANCE                                                                           831,949
              279,500      IRSA Inversiones y Representaciones SA
                               FINANCE                                                                         1,084,568
              165,114      Compania Naviera Perez Companc SA
                               MULTI-INDUSTRY                                                                    999,039
               48,000      Quilmes Industrial SA ADR
                               CONSUMER NON-DURABLE                                                              531,001
              259,200      Telecom Argentina Stet - Fran Tel SA
                               TELECOMMUNICATIONS                                                              1,845,688
              258,000      Telefonica de Argentina SA
                               TELECOMMUNICATIONS                                                                990,819
               30,300      Telefonica de Argentina SA ADR
                               TELECOMMUNICATIONS                                                              1,168,444
              110,200       YPF Sociedad Anonima  ADR
                               ENERGY                                                                          3,843,226
                                                                                                         -------------------
                                                                                                              11,942,799
                                                                                                         -------------------

                           BOTSWANA  - 0.5%
                           COMMON STOCK
            1,003,000      Sechaba Ord(a)
                               SERVICES                                                                        1,604,220
                                                                                                         -------------------

                           BRAZIL  - 15.9%
                           COMMON STOCK
           99,200,000      Centrais Eletricas Brasileiras SA - Eletrobras(a)
                               ENERGY                                                                          4,118,881
            1,927,000      Companhia Cervejaria Brahma
                               SERVICES                                                                        1,254,910
           37,000,000      Companhia Energetica de Minas Gerais
                               SERVICES                                                                        1,778,846
               88,000      Companhia Paranaense de Energia-Cope
                               ENERGY                                                                          1,254,000
           16,440,000      Companhia Paulista de Forca e Luz - CPFL
                               ENERGY                                                                          2,112,485
            3,680,000      Light - Servicos de Electricidade SA
                               ENERGY                                                                          1,407,345

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF APRIL 30, 1998 (UNAUDITED)

           SHARES                                                                                            VALUE US$
           ------                                                                                            ---------
                           BRAZIL  (CONCLUDED)
                           COMMON STOCK
           40,423,000      Telecomunicacoes Brasileiras SA - Telebras
                               TELECOMMUNICATIONS                                                         $  3,985,764
               51,000      Telecomunicacoes Brasileiras SA Telebras ADR
                               TELECOMMUNICATIONS                                                            6,212,438
               41,000      Unibanco-Uniao Bco(b)
                               FINANCE                                                                       1,629,750
                           PREFERRED STOCK
          176,753,836       Banco Brasileiro de Decontos SA
                               FINANCE                                                                       1,622,304
           19,000,000      Banco Nacional SA(a)(b)
                               FINANCE                                                                               0
           65,510,000      Centrais Eletricas Brasileiras SA - Eletrobras
                               ENERGY                                                                        2,943,369
              108,300      Companhia Vale Rio Doce
                               FINANCE                                                                       2,603,365
            1,180,250      IKPC - Industrias Klabin de Papel e Celulose SA
                               SERVICES                                                                        753,132
            1,345,000      Itausa Investimentos Itau SA
                               MULTI-INDUSTRY                                                                1,128,672
           23,790,000      Petrol Brasileiro - Petrobras
                               ENERGY                                                                        6,020,284
            8,607,062      Telecomunicacoes de Sao Paulo SA - TELESP
                               TELECOMMUNICATIONS                                                            2,911,654
            2,464,858      Telecomunicacoes do Parana SA-Telepar
                               TELECOMMUNICATIONS                                                            1,368,168
            6,789,194      Telecomunicacoes do Rio de Janeiro SA-Telerj
                               CAPITAL EQUIPMENT                                                             1,023,720
              115,530      Usinas Siderurgicas de Minas Gerais SA
                               CAPITAL EQUIPMENT                                                               797,804
               47,200      Vale Rio Doce B shares(b)
                               MATERIALS                                                                             0
                                                                                                    -------------------
                                                                                                             44,926,891
                                                                                                    -------------------

                           CHILE - 3.8%
                           COMMON STOCK
               23,500      Administradora de Fondos de Pensiones Provida SA ADR
                               MATERIALS                                                                        420,063
               29,700      Banco de A Edwards SP ADR
                               FINANCE                                                                          477,058
               78,400      Banco Santander Chile ADR
                               FINANCE                                                                        1,097,600

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF APRIL 30, 1998 (UNAUDITED)

           SHARES                                                                                            VALUE US$
           ------                                                                                            ---------
                           CHILE  (CONCLUDED)
                52,200     Chilectra SA
                               ENERGY                                                                     $  1,415,825
                27,700     Compania Cervecerias Unidas SA
                               SERVICES                                                                        765,212
               116,925     Compania de Telecomunicacion de Chile SA ADR
                               TELECOMMUNICATIONS                                                            2,930,434
                24,400     Distribucion y Servico D&S SA ADR
                               RETAIL                                                                          430,050
                61,841     Gener SA
                               ENERGY                                                                        1,383,693
                 2,800     Maderas y Sinteticos Sociedad Anonima SA ADR
                               MULTI-INDUSTRY                                                                   26,775
                26,800     Quimica y Minera Chile SA ADR
                               MATERIALS                                                                     1,164,125
                32,000     Quinenco SA ADR
                               MULTI-INDUSTRY                                                                  330,001
                12,928     Santa Isabel SA ADR
                               SERVICES                                                                        213,312
                                                                                                         -------------------
                                                                                                            10,654,148
                                                                                                         -------------------

                           CHINA, PEOPLES REPUBLIC OF - 0.4%
                           COMMON STOCK
             1,742,000     Beijing Datang Power Gen H
                               ENERGY                                                                          708,395
             1,163,000     Qingling Motors Co.
                               SERVICES                                                                        502,969
                                                                                                         -------------------
                                                                                                             1,211,364
                                                                                                         -------------------

                           CROATIA - 0.4%
                           COMMON STOCK
                60,060     Pliva DD GDR
                               CONSUMER GOODS                                                                1,076,575
                                                                                                         -------------------

                           CZECH REPUBLIC - 0.8%
                           COMMON STOCK
                11,850     SPT Telekom AS(a)
                               ENERGY                                                                        1,723,734
                 2,430     Tabak AS
                               CONSUMER GOODS                                                                  639,522
                                                                                                         -------------------
                                                                                                             2,363,256
                                                                                                         -------------------

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF APRIL 30, 1998 (UNAUDITED)

           SHARES                                                                                            VALUE US$
           ------                                                                                            ---------

                           EGYPT - 0.7%
                           COMMON STOCK
                122,000    Commercial International Bank GDR
                               FINANCE                                                                    $        2,067,900
                                                                                                         -------------------

                           GREECE - 3.4%
                           COMMON STOCK
                 18,680    Alpha Credit Bank
                               FINANCE                                                                            1,969,675
                  5,000    Delta Informatics SA
                               SERVICES                                                                             190,812
                117,860    Hellenic Bottling Co. SA
                               CONSUMER GOODS                                                                     4,385,382
                105,240    Hellenic Telecom Organization
                               SERVICES                                                                           3,012,164
                                                                                                         -------------------
                                                                                                                  9,558,033
                                                                                                         -------------------

                           HONG KONG - 2.9%
                           COMMON STOCK
                676,000    Anhui Expressway Co. Ltd.
                               CAPITAL EQUIPMENT                                                                    107,341
                366,000    Cheung Kong Infrastructure Holdings
                               CAPITAL EQUIPMENT                                                                    928,454
              1,849,000    China Resources Beijing Land
                               FINANCE                                                                              978,674
                411,000    China Telecom (Hong Kong)(a)
                               SERVICES                                                                             779,967
                113,000    Citic Pacific Ltd.
                               MULTI-INDUSTRY                                                                       347,194
                336,000    Cosco Pacific Ltd.
                               SERVICES                                                                             227,728
                316,000    Founder Hong Kong Ltd.
                               SERVICES                                                                             263,126
                426,000    Guangnan Holdings
                               SERVICES                                                                             274,977
              1,139,000    Guangnan Railway
                               SERVICES                                                                             213,211
                 71,400    Huaneng Power International Inc. ADR(a)
                               ENERGY                                                                             1,570,921
                630,000    Legend Holdings Ltd.(a)
                               SERVICES                                                                             270,426
                441,000    New World Infrastructure(a)
                               FINANCE                                                                              947,916

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF APRIL 30, 1998 (UNAUDITED)

           SHARES                                                                                            VALUE US$
           ------                                                                                            ---------

                           HONG KONG (CONCLUDED)
                           COMMON STOCK
              126,000      Ng Fung Hong Ltd.
                               SERVICES                                                                   $         113,864
            4,412,000      Yanzhou Coal Mining Co., Ltd.(a)
                               SERVICES                                                                           1,153,393
                                                                                                         -------------------
                                                                                                                  8,177,192
                                                                                                         -------------------

                           HUNGARY - 3.3%
                           COMMON STOCK
               30,460      BorsodChem RT
                               MATERIALS                                                                          1,155,809
               18,200      Gedeon Richter RT
                               CONSUMER GOODS                                                                     1,942,850
               72,848      Matav RT ADR(a)
                               SERVICES                                                                           1,999,016
               53,230      MOL Magyar Olaj GDR
                               ENERGY                                                                             1,624,846
               19,720      Magyar Olag-Es Gazipare GDR(a)
                               OTHER                                                                                601,953
               23,770      OTP Bank GDR
                               FINANCE                                                                            1,143,337
               25,599      Pannonplast RT
                               MATERIALS                                                                          1,086,067
                                                                                                         -------------------
                                                                                                                  9,553,878
                                                                                                         -------------------

                           INDIA - 8.5%
                           COMMON STOCK
               16,000      Associated Cement Co.(a)
                               MATERIALS                                                                            629,888
               16,000      BSES Ltd.
                               ENERGY                                                                                74,209
               90,000      Bajaj Auto Ltd.(a)
                               CAPITAL EQUIPMENT                                                                  1,350,057
              283,000      Bharat Heavy Electricals Ltd.
                               CAPITAL EQUIPMENT                                                                  2,800,429
              275,000      Bharat Petroleum
                               ENERGY                                                                             2,769,734
            1,075,000      Great Eastern Shipping Co.
                               MULTI-INDUSTRY                                                                     1,123,317
               13,000      Hindustan lever Ltd.
                               MULTI-INDUSTRY                                                                       516,203

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF APRIL 30, 1998 (UNAUDITED)

           SHARES                                                                                            VALUE US$
           ------                                                                                            ---------
                           INDIA (CONCLUDED)
                           COMMON STOCK
                 98,700    Hindustan Petroleum Corp. Ltd.
                               ENERGY                                                                     $        1,006,386
                113,992    ITC Ltd.
                               CONSUMER GOODS                                                                      2,272,090
                 37,900    Indian Hotels Co. Ltd.
                               SERVICES                                                                              505,541
                478,000    Mahanagar Telephone Nigam Ltd.
                               TELECOMMUNICATIONS                                                                  3,033,012
                 51,000    Mahindra & Mahindra Ltd.
                               CAPITAL EQUIPMENT                                                                     371,247
                 94,000    Ranbaxy Laboratories Ltd.
                               CONSUMER GOODS                                                                      1,570,415
                500,000    Reliance Industries Ltd.
                               MATERIALS                                                                           2,421,629
                420,000    State Bank of India
                               FINANCE                                                                             3,050,988
                 30,300    Videsh Sanchar Nigam Ltd.
                               TELECOMMUNICATIONS                                                                    591,275
                                                                                                         -------------------
                                                                                                                  24,086,420
                                                                                                         -------------------

                           INDONESIA - 1.1%
                           COMMON STOCK
                 35,000    Gulf Indonesia Resources Ltd.(a)
                               ENERGY                                                                                538,126
                183,000    PT Gudang Garam
                               CAPITAL EQUIPMENT                                                                     216,427
                904,000    PT Indofoods Sukses Makmur
                               CONSUMER GOODS                                                                        380,631
                351,500    PT Indostat ADR
                               TELECOMMUNICATIONS                                                                    509,292
                933,000    PT Hanjaya Mandala Sampoerna
                               CONSUMER NON-DURABLES                                                                 603,704
                152,000    PT Tambang Timah
                               MATERIALS                                                                             125,647
              1,792,000    PT Telekomunikasi Indonesia
                               TELECOMMUNICATIONS                                                                    699,045
                                                                                                         -------------------
                                                                                                                   3,072,872
                                                                                                         -------------------

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF APRIL 30, 1998 (UNAUDITED)

           SHARES                                                                                            VALUE US$
           ------                                                                                            ---------
                           ISRAEL - 3.3%
                           COMMON STOCK
             1,940,900     Bank Leumi Le-Israel
                               FINANCE                                                                    $  3,542,343
                88,900     Blue Square-Israel Ltd.
                               SERVICES                                                                      1,422,400
                59,210     ECI Telecommunications Ltd.
                               CAPITAL EQUIPMENT                                                             1,805,905
                88,290     Osem Investment Ltd.
                               CONSUMER GOODS                                                                  371,858
                49,470     Teva Pharmaceutical Industries Ltd. ADR
                               CONSUMER GOODS                                                                2,114,843
                           WARRANTS
               107,500     Bank Leumi 4(a)
                               FINANCE                                                                          24,699
                                                                                                         -------------------
                                                                                                             9,282,048
                                                                                                         -------------------

                           KOREA, REPUBLIC OF - 3.9%
                           COMMON STOCK
                171,000    Daewoo Heavy Industries
                               FINANCE                                                                         845,724
                184,376    Kookmin Bank GDR(a)
                               FINANCE                                                                       1,165,715
                 63,010    Korea Electric Power Corp.
                               ENERGY                                                                          858,049
                173,090    L.G. Electronics
                               CAPITAL EQUIPMENT                                                             2,059,209
                 29,173    L.G. Information and Communication Ltd.
                               CAPITAL EQUIPMENT                                                               886,214
                 10,000    Pohang Iron & Steel Co. Ltd.
                               MATERIALS                                                                       535,446
                  1,327    SK Telecom Co. Ltd.(b)
                               TELECOMMUNICATIONS                                                              792,536
                  6,296    Samsung Display Devices Co.
                               CAPITAL EQUIPMENT                                                               313,269
                 50,944    Samsung Electronics Co.
                               CAPITAL EQUIPMENT                                                             2,820,694
                 39,000    Samsung Heavy Industries(a)
                               CAPITAL EQUIPMENT                                                               275,466
                 55,250    Ssangyong Oil Refining Co. Ltd.
                               ENERGY                                                                          411,166

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF APRIL 30, 1998 (UNAUDITED)

           SHARES                                                                                            VALUE US$
           ------                                                                                            ---------
                           KOREA, REPUBLIC OF  (CONCLUDED)
                           RIGHTS - 0.0%
                  4,053    Samsung Electronics America, Inc.
                               CONSUMER DURABLES                                                                   $ 78,240
                                                                                                         -------------------
                                                                                                                 11,041,728
                                                                                                         -------------------
                           MALYAYSIA - 0.8%
                           COMMON STOCK
                 68,000   Berjaya Sports Toto Berhad
                               SERVICES                                                                             160,909
                327,000    Magnum Corp Berhad
                               SERVICES                                                                             218,583
                189,000    Resorts World Berhad
                               SERVICES                                                                             363,850
                174,000    Tanjong plc
                               OTHER                                                                                395,455
                127,000    Telekom Malaysia Berhad
                               SERVICES                                                                             380,321
                350,000    Tenaga Nasional Berhad
                               ENERGY                                                                               697,193
                                                                                                         -------------------
                                                                                                                  2,216,311
                                                                                                         -------------------

                           MAURITIUS - 0.5%
                           COMMON STOCK
              2,250,000    State Bank of Mauritius Ltd.(a)
                               FINANCE                                                                             1,531,508
                                                                                                         -------------------

                           MEXICO - 12.8%
                           COMMON STOCK
                 17,600    Bufete Industrial SA ADR(a)
                               CAPITAL EQUIPMENT                                                                      96,800
                963,720    Cemex SA de CV
                               MATERIALS                                                                           4,807,533
                      2    Cifra SA - Ser A
                               SERVICES                                                                                    3
              2,343,000    Cifra SA de CV
                               SERVICES                                                                            4,045,984
                438,000    Consorcio ARA SA(a)
                               CAPITAL EQUIPMENT                                                                   2,182,390
              1,108,000    Controladora Comercial Mexicana SA de CV
                               SERVICES                                                                            1,359,958
                219,000    Desc SA de CV
                               MULTI-INDUSTRY                                                                      1,503,940

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF APRIL 30, 1998 (UNAUDITED)

           SHARES                                                                                            VALUE US$
           ------                                                                                            ---------
                           MEXICO (CONCLUDED)
                           COMMON STOCK
                523,000    Fomento Economico Mexicano SA de CV
                               SERVICES                                                                   $  4,029,000
                286,400    Grupo Carso SA de CV
                               MULTI-INDUSTRY                                                                1,821,732
              2,050,000    Grupo Financiero Bancomer
                               SERVICES                                                                      1,415,042
                367,000    Grupo Industrial Bimbo SA
                               RETAIL                                                                          964,028
                267,000    Grupo Industrial Saltillo SA de CV
                               MULTI-INDUSTRY                                                                1,132,222
                 47,600    Grupo Televisa SA(a)
                               SERVICES                                                                      1,951,600
                158,800    Hylsamex SA
                               CAPITAL EQUIPMENT                                                               733,255
                332,500    Kimberly-Clark de Mexico SA de CV
                               SERVICES                                                                      1,619,515
                760,000    Sistema Argos SA de CV
                               CONSUMER NON-DURABLES                                                           866,576
                109,500    Telefonos de Mexico SA ADR
                               TELECOMMUNICATIONS                                                            6,200,439
                 47,600    Tubos de Acero de Mexico SA ADR(a)
                               MATERIALS                                                                       874,651
                 37,000    TV Azteca SA de CV
                               SERVICES                                                                        689,125
                                                                                                         -------------------
                                                                                                            36,293,793
                                                                                                         -------------------

                           PAKISTAN - 0.8%
                           COMMON STOCK
                 68,000    Hub Power Co. Ltd.(b)
                               MULTI-INDUSTRY                                                                1,751,000
                  6,000    Pakistan Telecommunications Corp.
                               SERVICES                                                                        414,000
                                                                                                         -------------------
                                                                                                             2,165,000
                                                                                                         -------------------

                           PERU - 0.3%
                           COMMON STOCK
                 40,500    CPT Telefonica del Peru SA ADR
                               TELECOMMUNICATIONS                                                              896,063
                                                                                                         -------------------

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF APRIL 30, 1998 (UNAUDITED)

           SHARES                                                                                            VALUE US$
           ------                                                                                            ---------
                           PHILIPPINES - 1.8%
                           COMMON STOCK
             3,253,012     Ayala Land Inc.
                               FINANCE                                                                    $       1,276,084
            11,134,000     Digital Telecommunications Phils., Inc.(a)
                               TELECOMMUNICATIONS                                                                   482,519
                 9,000     Far East Bank & Trust Co.
                               FINANCE                                                                               10,199
               350,280     Manila Electric Co. "B" Shares
                               ENERGY                                                                               994,566
                81,540     Philippine Long Distance Telephone Co.
                               TELECOMMUNICATIONS                                                                 2,183,195
                                                                                                         -------------------
                                                                                                                  4,946,563
                                                                                                         -------------------

                           POLAND - 2.6%
                           COMMON STOCK
                 7,850     Bank Przemslowo-Handlowy SA
                               FINANCE                                                                              693,361
                67,280     Bank Rozwoju Eksportu SA
                               FINANCE                                                                            1,931,341
               208,330     Bydgoska Fabryka Kabli SA(a)
                               CAPITAL EQUIPMENT                                                                  1,901,436
                46,260     Gorazdze
                               MATERIALS                                                                          1,280,270
                48,850     Krosno SA(a)
                               MATERIALS                                                                            401,271
                35,000     WBK Ord
                               FINANCE                                                                              271,015
                81,004     Zaklandy Metali Lekkich Kety(a)
                               MATERIALS                                                                          1,133,134
                                                                                                         -------------------
                                                                                                                  7,611,828
                                                                                                         -------------------

                           PORTUGAL - 4.8%
                           COMMON STOCK
                28,750     Banco Espirito Santo e Comercial de Lisboa
                               FINANCE                                                                            1,375,373
                32,550     Compania de Seguros Mundial Confianc(a)
                               FINANCE                                                                            1,124,612
                71,540     Estabelecimentos Jeronimo Martins & Filho
                               RETAIL                                                                             3,344,392
                32,640     Portugal Telecom
                               ENERGY                                                                             1,753,988

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF APRIL 30, 1998 (UNAUDITED)

           SHARES                                                                                            VALUE US$
           ------                                                                                            ---------
                           PORTUGAL  (CONCLUDED)
                           COMMON STOCK
                131,780    Semapa - Sociedade de Investimento e Gestao SGPS SA
                               MATERIALS                                                                  $       3,854,179
                 12,830    Telecel-Comunicacaoes Pessoais SA(a)
                               ENERGY                                                                             2,301,657
                                                                                                         -------------------
                                                                                                                 13,754,201
                                                                                                         -------------------
                           RUSSIA - 2.5%
                           COMMON STOCK
                 96,470    Gazprom ADR
                               ENERGY                                                                             1,777,461
                 23,695    Lukoil Holding
                               ENERGY                                                                             1,561,666
                128,000    Surgutneftegaz ADR
                               ENERGY                                                                               943,845
                 88,650    Unified Energy System(a)
                               ENERGY                                                                             2,789,888
                                                                                                         -------------------
                                                                                                                  7,072,860
                                                                                                         -------------------

                           SLOVAK REPUBLIC - 0.1%
                           COMMON STOCK
                  9,076    Nafta Gbely AS
                               SERVICES                                                                              204,904
                                                                                                         -------------------

                           SOUTH AFRICA - 9.2%
                           COMMON STOCK
                263,800    Amalgamated Banks of South Africa
                               FINANCE                                                                             2,282,458
                 57,800    Anglo American Corp. of South Africa Ltd.
                               MATERIALS                                                                           3,417,818
                288,829    Barlow Ltd.
                               MULTI-INDUSTRY                                                                      2,790,328
                325,000    Billiton plc
                               MATERIALS                                                                             919,115
                 89,716    Dimension Data Holdings Ltd.(a)
                               CAPITAL EQUIPMENT                                                                     622,769
                 85,000    Dorbyl Ltd.
                               CAPITAL EQUIPMENT                                                                     571,542
                101,776    Ellerine Holdings Ltd.
                               SERVICES                                                                            1,056,707
                140,100    Fedsure Holdings Ltd.
                               FINANCE                                                                             2,341,235

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
AS OF APRIL 30, 1998 (UNAUDITED)

           SHARES                                                                                            VALUE US$
           ------                                                                                            ---------
                           SOUTH AFRICA (CONCLUDED)
                           COMMON STOCK
                119,000    First National Bank Holdings
                               SERVICES                                                                   $        1,553,250
                594,200    Malbak Ltd.
                               MULTI-INDUSTRY                                                                        564,060
                635,000    NMBZ Holdings Ltd.(a)
                               FINANCE                                                                               444,500
                369,000    Nampak Ltd.
                               SERVICES                                                                            1,590,865
                    186    New Clicks Holdings Ltd.
                               SERVICES                                                                                  294
                189,800    Rembrandt Group Ltd.
                               FINANCE                                                                             1,726,649
                238,000    Sasol Ltd.
                               ENERGY                                                                              2,400,475
                 89,168    South African Breweries Ltd.
                               SERVICES                                                                            2,990,782
                115,314    South African Druggists Ltd.
                               CONSUMER GOODS                                                                        638,543
                                                                                                         -------------------
                                                                                                                  25,911,390
                                                                                                         -------------------

                           TAIWAN - 4.4%
                           COMMON STOCK
                100,000    Acer Inc. GDR(a)
                               CAPITAL EQUIPMENT                                                                     865,000
                    681    Asia Cement Corp. GDR
                               CAPITAL EQUIPMENT                                                                       7,304
                 58,000    Asustek Computer, Inc.(a)
                               MULTI-INDUSTRY                                                                      1,196,250
                 66,000    Fubon Insurance Co. Ltd. GDR(a)
                               FINANCE                                                                             1,321,650
                158,500    ROC Taiwan Fund
                               FINANCE                                                                             1,347,250
                 67,200    Siliconware Precision Industries Co.(a)
                               CAPITAL EQUIPMENT                                                                   1,013,040
                 92,000    Taiwan Fund Inc.
                               FINANCE                                                                             1,518,000
                145,000    Taiwan Semiconductor Manufacturing Co.(a)
                               CAPITAL EQUIPMENT                                                                   3,561,565
                139,345    Teco Electric & Mach GDR
                               CAPITAL EQUIPMENT                                                                   1,724,394
                                                                                                         -------------------
                                                                                                                  12,554,453
                                                                                                         -------------------

- -----------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
AS OF APRIL 30, 1998 (UNAUDITED)

           SHARES                                                                                            VALUE US$
           ------                                                                                            ---------
                           THAILAND - 1.4%
                           COMMON STOCK
               93,000      Advanced Info Service Public Co., Ltd.
                               SERVICES                                                                           $ 649,255
              271,000      Bangkok Bank Public Co., Ltd.
                               FINANCE                                                                              679,688
              256,000      Electricity Generating Public Co. Ltd.
                               ENERGY                                                                               496,443
              135,000      PTT Exploration and Production Public Co. Ltd.
                               MATERIALS                                                                          1,424,172
              298,000      Thai Farmers Bak Public Co. Ltd.
                               FINANCE                                                                              681,912
                                                                                                         -------------------
                                                                                                                  3,931,470
                                                                                                         -------------------

                           TURKEY - 1.7%
                           COMMON STOCK
           12,774,470      Akbank TAS
                               FINANCE                                                                            1,085,721
            1,750,640      Migros Turk
                               SERVICES                                                                           1,715,455
            5,223,720      Netas Telekomunik(a)
                               ENERGY                                                                             1,943,030
                                                                                                         -------------------
                                                                                                                  4,744,206
                                                                                                         -------------------

                           VENEZUELA - 0.6%
                           COMMON STOCK
            2,955,293      Electricidad De Caracas
                               ENERGY                                                                             1,878,335
                                                                                                         -------------------

                           ZIMBABWE - 0.1%
                           COMMON STOCK
              153,000      Meikles Africa Ltd.(a)
                               MATERIALS                                                                            195,075
                                                                                                         -------------------

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
AS OF APRIL 30, 1998 (UNAUDITED)

            PAR                                                                                              VALUE US$
            ---                                                                                              ---------

                           REPURCHASE AGREEMENTS - 1.4%
             4,000,000     Chase Securities, Inc., 5.45%, 5/1/98, to be
                               repurchased at $4,000,606.  Collateralized by
                               $2,565,000 U.S. Treasury Notes, 5.66%, 11/15/11                            $       4,000,000
                                                                                                         -------------------

           595,658,370         Total Investments - 98.9% (cost $253,061,789)                                    280,527,284

                               Other Assets Less Liabilities - 1.1%                                               2,736,347
                                                                                                         -------------------

                               Total Net Assets - 100%                                                        $ 283,263,631
                                                                                                         ===================

- -------------------------------
(a)  Non-income producing security.
(b) Valued pursuant to methodology approved by the Board of Trustees. ADR - American Depository Receipts
GDR - Global Depository Receipts

- ------------------------------------------------------------------------------
Schroder Emerging Markets Fund Institutional Portfolio (Portfolio)
- ------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1.  ORGANIZATION

Schroder Capital Funds ("Schroder Core") was organized as a Delaware business trust by on September 7, 1995. Schroder Core, which is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "Act"), currently has eight investment portfolios. Included in this report is Schroder Emerging Markets Fund Institutional Portfolio (the "Portfolio"), a non-diversified portfolio that commenced operations on November 1, 1995. Under its Trust Instrument, Schroder Core is authorized to issue an unlimited number of interests without par value. Interests in the Portfolio are sold in private placement transactions without any sales charges to qualified investors, including open-end, management investment companies. Purchases and redemptions are subject to a subscription transactions charge of 0.50% payable to the Portfolio to reimburse transaction costs incurred with respect to the Portfolio's purchase or sale of portfolio investments.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Portfolio:

SECURITY VALUATION - Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the last sale price on the preceding trading day or at closing mid-market prices. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Domestic short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Foreign short-term investments are valued at the current market price then marked to market to recognize any gain or loss on the transaction. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by Schroder Core's Board of Trustees. As of April 30, 1998, the Portfolio had did not hold a position in Fair valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend date. Dividend income is recorded net of withholding tax. Interest income, including amortization of discount or premium, is recorded as earned. Identified cost of investments sold is used to determine realized gain and loss for both financial statement and federal income tax purposes. Foreign dividend and interest income amounts and realized capital gain and loss are converted to U.S. dollar equivalents using foreign exchange rates in effect on the date of the transactions.

Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and
(ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

The Portfolio may enter into forward contracts to purchase or sell foreign currencies to protect on the U.S. dollar value of the underlying portfolio against the effect of possible adverse movements in foreign exchange rates. Risks associated with such contracts include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such contracts are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on contracts that have terminated by settlement or by the Portfolio entering into offsetting commitments.

REPURCHASE AGREEMENTS - The Portfolio may invest in repurchase agreements. The Portfolio, through its custodian, receives delivery of the underlying collateral, whose market value must always equal or exceed the repurchase price. The investment adviser is responsible for determining the value of the underlying collateral at all times. In the event of default, the Portfolio may have difficulties with the disposition of any securities held as collateral.

EXPENSE ALLOCATION - Schroder Core accounts separately for the assets and liabilities and operation of each of its portfolios. Expenses that are directly attributable to more than one portfolio are allocated among the respective portfolios in proportion to each portfolio's net assets.

ORGANIZATIONAL COSTS - Costs incurred by the Portfolio in connection with its organization are amortized on a straight line basis over a five-year period.

NOTE 3.  INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER - Schroder Capital Management International Inc. ("SCMI"), is the investment adviser. Pursuant to an Investment Advisory Agreement, SCMI is entitled to receive an annual fee, payable monthly, of 1.00% of the average daily net assets of the Portfolio. SCMI voluntarily has undertaken to waive a portion of its fees in order to limit fees paid for the Portfolio's investment advisory services to 0.85% of its average daily net assets. This fee waiver cannot be withdrawn except by a majority vote of the Trustees of the Trust who are not affiliated persons (as defined in the Act) of the Trust.

ADMINISTRATOR AND SUBADMINISTRATOR - The administrator of the Portfolio is Schroder Fund Advisors Inc. ("Schroder Advisors"). In addition, the Portfolio has entered into a Subadministration Agreement with Forum Administrative Services, LLC ("FAdS"). For its services, Schroder Advisors and FAdS are entitled to receive compensation at annual rates, payable monthly, of 0.05% and 0.10%, respectively of the average daily net assets of the Portfolio, subject to an annual minimum fee of $25,000, payable to FAdS for subadministration servieces.

OTHER SERVICE PROVIDERS - Forum Accounting Services, LLC ("FAcS") performs portfolio accounting for the Portfolio and is entitled to receive compensation for those services in the amount of $60,000 per year, plus certain amounts based upon the number and types of portfolio transactions. FAcS also serves as the Portfolio's transfer agent and is entitled to receive compensation for those services from Schroder Core with respect to the Portfolio in the amount of $12,000 per year plus certain other fees and expenses.

NOTE 4.  PURCHASES AND SALES OF SECURITIES

The cost of  securities  purchased  and the  proceeds  from sales of  securities
(excluding  short-term   investments)  for  the  period  ended  April  30,  1998
aggregated $95,528,708 and $65,080,261, respectively.

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)

For federal income tax purposes, the tax basis of investment securities owned as of April 30, 1998 was $280,139,637 and the net unrealized appreciation of investment securities was $27,212,915. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $54,016,428, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $26,803,513.

NOTE 5.  FEDERAL TAXES

The Portfolio is not required to pay federal income taxes on its net investment income and net capital gain as it is treated as a partnership for federal income tax purposes. All interest, dividends, gain and loss of the Portfolio are deemed to have been "passed through" to the partners in proportion to their holdings in the Portfolio regardless of whether such interest, dividends or gain have been distributed by the Portfolio.

Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates. Indian tax regulations require that taxes be paid on capital gains realized by the Portfolio. At April 30, 1998, the Portfolio decreased net unrealized appreciation on investments by the estimated tax liability attributable to Indian investments of $58,476 and decreased net realized losses on investments by $85,301 for taxes incurred on losses realized from Indian investments.

NOTE 6.  WAIVER OF FEES

Effective May 5, 1997, SCMI voluntarily waived a portion of its advisory fee so that the Portfolio's total expenses would not exceed 1.18% of the Portfolio's average daily net assets. SCMI, Schroder Advisors, FAdS and FAcS may waive voluntarily all or a portion of their fees from time to time. SCMI waived fees of $324,328 and $534,861 for the period ended April 30, 1998 and the year ended October 31, 1997, respectively.

NOTE 7.  PURCHASE AND REDEMPTION FEE

Purchases and redemptions of interest in the Portfolio are subject to a transaction charge of 0.50% of the net asset value of the interests purchased or redeemed. This charge is designed to cover the transaction costs incurred by the Portfolio (either directly or indirectly) as a result of a purchases or redemptions of interests in the Portfolio, including brokerage commissions in acquiring or selling portfolio securities; currency transactions costs; interest recordkeeper costs; and to protect the interests of other interestholders. These charges, which are not sales charges, are paid to the Portfolio, not SCMI, FAdS or any other entity. The purchase and redemption fees for the period ended April 30, 1998 were $225,926 and $155,064, respectively. The purchase and redemption fees are included in the Statement of Changes in Net Assets contributions and withdrawal amounts, respectively, and are included in the Investors' Capital in the Statement of Assets and Liabilities.

NOTE 8.  CONCENTRATION OF RISK

The Portfolio's investments in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic events in these markets may have disruptive effects on the market prices of the Portfolio's investments.